Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Other Intangible Assets
8.	OTHER INTANGIBLE ASSETS

Other intangible assets consisted of the following:

December 31, 2015	Gross Cost	Accumulated Amortization	Net Cost
Technologies & licences	593	(511)	82
Contractual customer relationships	4	(4)	—
Purchased and internally developed software	387	(321)	66
Construction in progress	18	—	18
Other intangible assets	65	(65)	—

Total	1,067	(901)	166

December 31, 2014	Gross Cost	Accumulated Amortization	Net Cost
Technologies & licences	619	(519)	100
Contractual customer relationships	4	(4)	—
Purchased and internally developed software	373	(302)	71
Construction in progress	22	—	22
Other intangible assets	66	(66)	—

Total	1,084	(891)	193

The line “Construction in progress” in the table above includes internally developed software under construction and software not ready for use.

The amortization expense in 2015, 2014 and 2013 was $60 million, $61 million and $72 million, respectively.

The estimated amortization expense of the existing intangible assets for the following years is:

Year
2016	61
2017	44
2018	28
2019	17
2020	8
Thereafter	8

Total	166

During the third quarter of 2015, the Company tested for impairment dedicated long-lived assets of DPG reporting unit related to products for which current and future economic performance is weaker than expected. The result was that these intangible assets, composed of acquired technologies, and amounting to $6 million, were fully impaired due to the fact that their projected cash flows, over their remaining useful life, were less than their carrying value. Additionally, the Company impaired $7 million and $3 million of acquired technologies in the third quarter and the fourth quarter of 2015 respectively, for which it was determined that they had no alternative future use.